United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-3984

(Investment Company Act File Number)

Federated International Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2011

Date of Reporting Period: 11/30/2011

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
A	FTIIX
B	FTBBX
C	FTIBX

Federated International Bond Fund

Fund Established 1991

A Portfolio of Federated International Series, Inc.

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2010 through November 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2011, was 5.67% for Class A Shares, 4.88% for Class B Shares and 4.90% for Class C Shares. The total return of the JPMorgan Global (ex-U.S.) Government Index (JPMGXUS),1 a broad-based securities market index, was 8.04% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the JPMGXUS.

The most significant factors for the Fund's performance relative to the JPMGXUS were: (1) the allocation of the portfolio among similar securities denominated in different currencies;2 (2) the selection of securities with different yields in various currencies and countries (yield); (3) duration positioning, which indicates the portfolio's price sensitivity to interest rates;3 (4) quality/ratings of some securities held in the Fund. Currency and yield positioning had a positive contribution to performance relative to JPMGXUS, while duration and the quality/ratings positioning contributed negatively.

The following discussion will focus on the performance of the Fund's Class A Shares.

MARKET OVERVIEW

During the 12-month reporting period, the international bond markets experienced significant volatility driven primarily by the ongoing sovereign debt crisis that began in November 2009 with revelations about Greek debt levels. Investors questioned the ability of Ireland, Portugal and Greece to meet their capital market funding requirements, which eventually led to bailout packages via the European Union and International Monetary Fund for all three countries. Since the summer of 2011, the crises spread to other peripheral countries (Italy and Spain) and finally hit countries that have been previously deemed “safe” core countries (France, Belgium, Austria, etc.). By the end of the reporting period, yield spreads of all Economic and Monetary Union countries relative to German bonds were at their widest levels since the inception of the euro. In response, the European Central Bank intervened in the Italian and Spanish bond markets in late August. While this was initially proved successful, as the reporting period drew to a close, fiscal deficiencies continued to be the dominant force driving European financial markets. Budget shortfalls in Greece took a turn for the worse, and the potential for a default grew exceedingly high. With the situation in Greece deteriorating, fear of contagion in Spain and Italy sent yields skyrocketing as investors fled out of all periphery debt and into the relative safety of German bonds.

Annual Shareholder Report

The European Financial Stability Facility also responded to the spreading crisis by lowering lending rates, extending maturity on loans offered to bail-out countries, and introducing the idea of directly supporting peripheral government debt via the primary markets. European officials also devised a proposal to recapitalize their banking sector and shelter it from the potential effects of a Greek default. These unprecedented overhauls led to measurable narrowing of yield spreads by the peripherals over their German counterparts, which as previously stated, was very short-lived.

Adding to global worries was U.S. policymakers' inability to produce a credible debt reduction plan or deal with the looming debt ceiling issue. The possibility, albeit very low, of the U.S. technically defaulting on its debt was discussed. This led directly to Standard & Poor's downgrading of the long-term credit rating of the U.S., from “AAA” to “AA+” with a negative outlook. Consumer confidence was hit hard by this episode, leading to lower retail sales, the bulwark of the U.S. economy.

In the UK, the new government continued its delicate balancing act between anemic domestic demand and persistently high headline inflation. Flat growth and elevated inflation continued to be the two central themes. The manufacturing sector, which had been showing some promise, slumped back into dormancy towards the end of the reporting period.

Despite being fundamentally sound, dollar-bloc bond markets (Canada, Australia and New Zealand) were rattled several times last year. Investor appetite grew exceedingly anemic and a global wave of deleveraging quickly ensued. The commodity super-cycle also fell victim to the widespread deleveraging. In spite of major external headwinds, the domestic economies remained exceptionally sound in all three of these countries.

Early in the reporting period, the Japanese bond market performed well. While the economic fundamentals remained weak, the currency benefited from its status as a safe haven currency. In mid-March 2011, however, Japan was hit by a record intensity earthquake and an ensuing tsunami that brought the country to a standstill. Counter-intuitively, the Japanese yen appreciated to record highs, exceeding high valuations seen well over a decade ago. In response, the Bank of Japan, in harmony with other developed central banks, intervened in currency markets and successfully weakened the yen. Japan proceeded to recover but, as was the case in many other developed countries, increasing fiscal deficits and massive debt levels (over 200% debt to the gross domestic product) limited the government's ability to effectively add stimulus to the economy.

CURRENCY

During the reporting period the Fund's manager actively changed the currency exposure in the Fund. However, as compared to the JPMGXUS, the Fund generally had an underweight currency exposure to the euro and Japanese yen. This underweight exposure was mostly versus an overweight exposure in other European and non-European currencies in the JPMGXUS. The Fund had an Annual Shareholder Report

overweight exposure to the Canadian and Australian dollars, the UK pound and Norwegian krone. As the European sovereign debt crisis escalated during the year, the euro tended to underperform while the yen continued to outperform. Overall currency positioning and exposure contributed positively to relative performance. During the reporting period, the Fund invested in currency forward and currency option contracts for hedging and investment purposes.

YIELD CURVE

The Fund had an overweight position to bonds with higher yields than the average yield of the JPMGXUS. These were mostly government bonds in Australia, Canada, Denmark, Norway, Sweden and the UK. These higher yielding bonds also had a positive contribution to returns relative to the JPMGXUS.

DURATION4

During the reporting period, the Fund had a lower overall duration than JPMGXUS. The lower duration was mostly in Japan, UK and some European countries. As the European debt crisis intensified, global interest rates continued to decline and longer duration bonds tended to outperform. The Fund's underweight duration positioning contributed negatively to performance relative to the JPMGXUS.

QUALITY/RATINGS

The Fund had an overweight exposure, as compared to the JPMGXUS, to some peripheral European government bond markets and other lower-rated investment-grade bonds. During the reporting period, the European bond market experienced significant volatility driven by many factors and peripheral European government bonds underperformed. In general, all lower-rated bonds underperformed higher-rated issues. The Fund's modest exposure to “BBB”5 rated bonds also contributed negatively to performance relative to the JPMGXUS.

1	The JPMGXUS is the standard unmanaged foreign securities index representing major government bond markets. Investments cannot be made in an index. The JPMGXUS is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and it is not possible to invest directly in an index.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.
3	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
5	Credit ratings of “A” or better are considered to be high credit quality; credit ratings of “BBB” are good credit quality and the lowest category of investment-grade; credit ratings of “BB” and below are lower-rated securities (“junk bonds”); and credit ratings of “CCC” or below have high default risk.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated International Bond Fund (the “Fund”) from November 30, 2001 to November 30, 2011, compared to the JPMorgan Global (ex-U.S.) Government Index (JPMGXUS).2

Average Annual Total Returns for the Period Ended 11/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years
Class A Shares	0.94%	4.40%	6.70%
Class B Shares	-0.62%	4.26%	6.55%
Class C Shares	3.90%	4.60%	6.40%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

Growth of a $10,000 Investment – CLASS A SHARES

  Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

Growth of a $10,000 Investment – CLASS B SHARES

  Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

Annual Shareholder Report

Growth of a $10,000 Investment – CLASS C SHARES

  Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date.
2	The JPMGXUS is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At November 30, 2011, the Fund's issuer country and currency exposure composition1 were as follows:

Country	Country Exposure as a Percentage of Total Net Assets[2,3]	Currency Exposure as a Percentage of Total Net Assets[3,4]
Japan	23.3%	37.3%
Italy	10.8%	—
Germany	8.6%	—
United Kingdom	6.5%	9.6%
Supranational[5]	6.3%	—
Canada	4.9%	4.9%
France	4.2%	—
Netherlands	3.9%	—
Spain	3.8%	—
Sweden	3.6%	3.6%
Austria	2.9%	—
Finland	2.8%	—
Ireland	2.6%	—
Australia	2.6%	2.6%
Hong Kong	2.1%	2.1%
Denmark	2.0%	2.0%
Norway	1.6%	3.0%
Singapore	1.2%	1.2%
Belgium	1.0%	—
Other[6]	1.2%	—
Euro	—	29.6%
SUB-TOTAL	95.9%	95.9%
Other Security[7]	1.3%	1.3%
Cash Equivalents[8]	0.5%	0.5%
Derivative Contracts[9,10]	0.0%	0.0%
Other Assets and Liabilities — Net[11]	2.3%	2.3%
TOTAL	100.0%	100.0%

Annual Shareholder Report

1	Unless otherwise noted below, this table does not give effect to the impact of derivative contract instruments owned by the Fund. More complete information regarding the Fund's investments in derivative contracts can be found in the tables at the end of the Portfolio of Investments included in this Report.
The fixed-income securities of some issuers may not be denominated in the currency of the issuer's designated country. Therefore, the two columns above “Country Exposure as a Percentage of Total Net Assets” and “Currency Exposure as a Percentage of Total Net Assets” may not be equal.
2	This column depicts the fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, the Fund's Adviser may allocate the company to a country based on other factors such as the location of the company's head office, the jurisdiction of the company's incorporation, the location of the principal trading market for the company's securities or the country from which a majority of the company's revenue is derived.
3	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
4	This column depicts the Fund's exposure to various currencies through its investment in foreign fixed-income securities, currency derivative contracts and foreign exchange contracts (which for purposes of this Report includes any currency options sold by the Fund and currency forward contracts).
5	Supranational consists of European Investment Banks.
6	For purposes of this table, country exposure classifications less than 1.0% have been aggregated under the designation “Other.”
7	Other Security includes an Investment Fund.
8	Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
9	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
10	Represents less than 0.1%
11	Assets, other than investments in securities, currency derivative contracts and foreign exchange contracts, less liabilities. See Statement of Assets and Liabilities.

Annual Shareholder Report

Portfolio of Investments

November 30, 2011

Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	BONDS – 93.4%
	AUSTRALIAN DOLLAR – 2.6%
	State/Provincial – 2.6%
1,940,000	Queensland Treasury Corp., Local Gov't. Guarantee, (Series 17), 6.00%, 9/14/2017	2,162,354
	BRITISH POUND – 9.6%
	Finance - Automotive – 1.9%
1,000,000	GE Capital European Funding, Company Guarantee, (Series EMTN), 4.625%, 1/18/2016	1,628,996
	Sovereign – 4.7%
1,750,000	United Kingdom, Government of, 4.75%, 3/7/2020	3,309,512
360,000	United Kingdom, Government of, Bond, 4.75%, 9/7/2015	646,982
	TOTAL	3,956,494
	Telecommunications & Cellular – 1.8%
850,000	Vodafone Group PLC, Sr. Unsecd. Note, (Series EMTN), 5.625%, 12/4/2025	1,518,129
	Utilities – 1.2%
550,000	RWE Finance B.V., Company Guarantee, (Series EMTN), 6.50%, 4/20/2021	995,995
	TOTAL BRITISH POUND	8,099,614
	CANADIAN DOLLAR – 4.9%
	Sovereign – 4.9%
850,000	Canada, Government of, 4.00%, 6/1/2017	939,829
500,000	Canada, Government of, 4.50%, 6/1/2015	544,669
1,630,000	Canada, Government of, Bond, 3.25%, 6/1/2021	1,751,537
800,000	Canada, Government of, Bond, 4.00%, 6/1/2016	872,545
	TOTAL CANADIAN DOLLAR	4,108,580
	DANISH KRONE – 2.1%
	Mortgage Banks – 0.7%
3,290,212	Realkredit Danmark A/S, (Series 23D), 5.00%, 10/1/2035	617,875
	Sovereign – 1.4%
5,700,000	Denmark, Government of, 5.00%, 11/15/2013	1,122,139
	TOTAL DANISH KRONE	1,740,014
	EURO – 28.3%
	Sovereign – 28.3%
1,700,000	Austria, Government of, 4.30%, 9/15/2017	2,430,565
Annual Shareholder Report

Foreign Currency Par Amount or Shares		Value in U.S. Dollars
550,000	Belgium, Government of, Sr. Unsecd. Note, 4.00%, 3/28/2018	716,350
1,500,000	Bonos Y Oblig Del Estado, 4.20%, 1/31/2037	1,440,037
1,500,000	Bonos Y Oblig Del Estado, Sr. Unsub., 4.00%, 4/30/2020	1,761,821
450,000	Bundesrepublic Deutschland, 2.25%, 9/4/2021	604,063
500,000	Bundesrepublic Deutschland, 3.25%, 7/4/2042	717,990
530,000	Bundesrepublic Deutschland, Bond, 3.50%, 1/4/2016	782,883
1,400,000	Buoni Poliennali Del Tes, 3.75%, 8/1/2016	1,617,447
1,525,000	Buoni Poliennali Del Tes, 4.00%, 2/1/2017	1,765,550
930,000	Buoni Poliennali Del Tes, 5.00%, 8/1/2039	952,981
1,590,000	Finland, Government of, Sr. Unsub., 4.25%, 7/4/2015	2,357,087
790,000	France, Government of, Bond, 3.50%, 4/25/2026	1,023,632
724,000	France, Government of, 4.25%, 10/25/2023	1,034,911
1,025,000	France, Government of, Bond, 4.50%, 4/25/2041	1,490,927
900,000	Germany, Government of, 3.75%, 1/4/2015	1,323,316
1,500,000	Italy, Government of, 4.25%, 8/1/2013	1,941,388
1,500,000	Italy, Government of, Bond, 4.25%, 2/1/2015	1,843,431
	TOTAL EURO	23,804,379
	HONG KONG DOLLAR – 2.1%
	Sovereign – 2.1%
13,800,000	Hong Kong, Government of, 0.36%, 11/19/2012	1,779,220
	JAPANESE YEN – 36.0%
	Banking – 10.1%
101,000,000	Bayerische Landesbank, Sr. Note, (Series EMTN), 1.40%, 4/22/2013	1,314,772
50,000,000	DePfa ACS Bank, (Series EMTN), 1.65%, 12/20/2016	573,070
90,000,000	European Investment Bank, 1.25%, 9/20/2012	1,162,426
212,000,000	European Investment Bank, 1.90%, 1/26/2026	2,611,873
100,000,000	KFW, 1.35%, 1/20/2014	1,319,595
110,000,000	Nordic Investment Bank, Sr. Unsecd. Note, 1.70%, 4/27/2017	1,501,121
	TOTAL	8,482,857
	Rail Industry – 2.7%
171,000,000	Deutsche Bahn Finance BV, (Series EMTN), 1.65%, 12/1/2014	2,270,854
	Sovereign – 23.2%
345,000,000	Japan, Government of, 0.40%, 6/20/2015	4,467,683
250,000,000	Japan, Government of, 1.30%, 3/20/2021	3,302,653
200,000,000	Japan, Government of, 1.90%, 6/20/2014	2,690,070
Annual Shareholder Report

Foreign Currency Par Amount or Shares			Value in U.S. Dollars
50,000,000		Japan, Government of, Foreign Gov't. Guarantee, 2.00%, 5/9/2016	688,029
290,000,000		Japan, Government of, Sr. Unsecd. Note, 1.70%, 9/20/2017	3,990,581
340,000,000		Japan-309, Sr. Unsecd. Note, 1.10%, 6/20/2020	4,450,116
		TOTAL	19,589,132
		TOTAL JAPANESE YEN	30,342,843
		NORWEGIAN KRONE – 3.0%
		Banking – 1.4%
6,450,000		KFW, Foreign Gov't. Guarantee, (Series EMTN), 4.00%, 12/15/2014	1,164,224
		Sovereign – 1.6%
7,100,000		Norway, Government of, Bond, 4.25%, 5/19/2017	1,385,396
		TOTAL NORWEGIAN KRONE	2,549,620
		SINGAPORE DOLLAR – 1.2%
		Sovereign – 1.2%
1,170,000		Singapore, Government of, Sr. Unsecd. Note, 2.50%, 6/1/2019	984,630
		SWEDISH KRONA – 3.6%
		Sovereign – 3.6%
18,200,000		Sweden, Government of, 4.50%, 8/12/2015	3,030,478
		TOTAL BONDS (IDENTIFIED COST $79,460,556)	78,601,732
		GOVERNMENT/AGENCY – 1.2%
		JAPANESE YEN – 1.2%
92,000,000		Republic of Italy, Sr. Unsecd. Note, 3.70%, 11/14/2016 (IDENTIFIED COST $1,120,309)	999,224
		INVESTMENT FUND – 1.3%
10,000		GML Agricultural Commodity Trade Finance Fund (IDENTIFIED COST $1,000,000)	1,079,061
		MUTUAL FUNDS – 1.8%[1]
318,381	[2]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20%	318,381
122,372		Federated Project and Trade Finance Core Fund	1,218,829
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $1,542,009)	1,537,210
		TOTAL INVESTMENTS — 97.7% (IDENTIFIED COST $83,122,874)[3]	82,217,227
		OTHER ASSETS AND LIABILITIES - NET — 2.3%[4]	1,913,186
		TOTAL NET ASSETS — 100%	$84,130,413

Annual Shareholder Report

At November 30, 2011, the Fund had the following outstanding foreign exchange contracts:

	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/28/2011	1,000,000 Euro	9,178,471 Swedish Krona	$(3,593)
12/28/2011	1,000,000 Pound Sterling	$1,564,980	$3,505
12/28/2011	1,710,942 Pound Sterling	2,000,000 Euro	$(65,960)
12/28/2011	855,471 Pound Sterling	1,000,000 Euro	$(32,980)
12/28/2011	499,076 Euro	4,592,950 Swedish Krona	$(3,605)
12/28/2011	2,000,000 Pound Sterling	$3,210,680	$(73,710)
12/28/2011	624,600 Pound Sterling	$1,002,695	$(23,020)
12/28/2011	1,285,000 Pound Sterling	$2,037,869	$(22,366)
12/28/2011	2,000,000 Pound Sterling	$3,165,160	$(28,190)
12/28/2011	1,249,189 Australian Dollar	$1,280,544	$(331)
12/28/2011	1,500,000 Australian Dollar	1,983,483 New Zealand Dollar	$ —
12/28/2011	4,000,000 Australian Dollar	$4,137,760	$(38,421)
12/28/2011	1,249,000 Australian Dollar	$1,280,350	$(331)
12/28/2011	2,000,000 Australian Dollar	$2,054,740	$(5,071)
12/28/2011	1,106,187 Pound Sterling	1,285,800 Euro	$19,225
12/28/2011	555,054 Pound Sterling	642,900 Euro	$2,021
12/28/2011	555,132 Pound Sterling	642,900 Euro	$2,918
12/28/2011	1,109,144 Pound Sterling	1,285,801 Euro	$5,831
12/28/2011	1,958,516 New Zealand Dollar	1,500,000 Australian Dollar	$80,977
12/28/2011	634,870 Canadian Dollar	$623,876	$(1,896)
12/28/2011	13,771,421 Swedish Krona	1,485,776 Euro	$58,698
12/28/2011	1,285,800 Euro	1,107,074 Pound Sterling	$13,219
12/28/2011	2,571,601 Euro	2,203,708 Pound Sterling	$(9,239)
12/28/2011	3,000,000 Euro	2,569,233 Pound Sterling	$(94,066)
12/28/2011	2,498,213 New Zealand Dollar	$1,958,599	$(11,834)
1/30/2012	1,500,000 Euro	$1,998,611	$18,163
Annual Shareholder Report

	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Sold:
12/28/2011	2,000,000 Pound Sterling	$3,155,840	$18,870
12/28/2011	1,285,000 Pound Sterling	$2,034,309	$18,806
12/28/2011	2,203,708 Pound Sterling	2,571,601 Euro	$9,232
12/28/2011	2,569,233 Pound Sterling	3,000,000 Euro	$96,545
12/28/2011	1,000,000 Pound Sterling	$1,557,250	$(11,235)
12/28/2011	2,000,000 Pound Sterling	$3,211,974	$75,004
12/28/2011	624,600 Pound Sterling	$992,777	$13,101
12/28/2011	1,107,074 Pound Sterling	1,285,800 Euro	$(21,411)
12/28/2011	2,000,000 Australian Dollar	$2,061,020	$11,351
12/28/2011	1,500,000 Australian Dollar	1,958,516 New Zealand Dollar	$(92,030)
12/28/2011	2,000,000 Australian Dollar	$2,056,280	$6,611
12/28/2011	2,000,000 Australian Dollar	$2,055,680	$6,011
12/28/2011	1,485,776 Euro	13,771,421 Swedish Krona	$(23,642)
12/28/2011	1,249,000 Australian Dollar	$1,281,524	$1,505
12/28/2011	1,249,189 Australian Dollar	$1,295,721	$15,509
12/28/2011	1,983,483 New Zealand Dollar	1,500,000 Australian Dollar	$(8,403)
12/28/2011	634,870 Canadian Dollar	$621,343	$(636)
12/28/2011	1,285,801 Euro	1,109,144 Pound Sterling	$5,608
12/28/2011	642,900 Euro	555,132 Pound Sterling	$3,678
12/28/2011	1,285,800 Euro	1,106,187 Pound Sterling	$(12,425)
12/28/2011	642,900 Euro	555,054 Pound Sterling	$4,455
12/28/2011	1,000,000 Euro	855,471 Pound Sterling	$30,679
12/28/2011	4,592,950 Swedish Krona	499,076 Euro	$(3,314)
12/28/2011	2,000,000 Euro	1,710,942 Pound Sterling	$61,358
12/28/2011	9,178,471 Swedish Krona	1,000,000 Euro	$(6,667)
12/28/2011	2,498,213 New Zealand Dollar	$1,977,485	$30,720
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$19,224

Net Unrealized Appreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”

1	Affiliated holdings.
2	7-Day net yield.
3	The cost of investments for federal tax purposes amounts to $83,660,441.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Debt Securities:
Bonds	$ —	$78,601,732	$ —	$78,601,732
Government/Agency	—	999,224	—	999,224
Investment Fund	1,079,061	—	—	1,079,061
Mutual Funds	318,381	1,218,829[1]	—	1,537,210
TOTAL SECURITIES	$1,397,442	$80,819,785	$ —	$82,217,227
OTHER FINANCIAL INSTRUMENTS[2]	$ —	$19,224	$ —	$19,224
1	Includes $1,165,375 of a security transferred from Level 1 to Level 2 because the Adviser determined that this security more appropriately meets the definition of Level 2. Transfer shown represents the value of the security at the beginning of the period.
2	Other financial instruments include foreign exchange contracts.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.53	$12.81	$10.99	$11.73	$11.12
Income From Investment Operations:
Net investment income[1]	0.19	0.21	0.25	0.25	0.22
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.44	(0.81)	2.06	(0.38)	0.55
TOTAL FROM INVESTMENT OPERATIONS	0.63	(0.60)	2.31	(0.13)	0.77
Less Distributions:
Distributions from net investment income	(0.49)	(0.68)	(0.49)	(0.61)	(0.16)
Net Asset Value, End of Period	$11.67	$11.53	$12.81	$10.99	$11.73
Total Return[2]	5.67%	(4.69)%	21.70%	(1.08)%	7.09%
Ratios to Average Net Assets:
Net expenses	0.99%	0.99%	0.98%	0.89%	0.90%
Net investment income	1.60%	1.79%	2.15%	2.16%	2.04%
Expense waiver/reimbursement[3]	1.01%	0.94%	0.92%	0.86%	0.85%
Supplemental Data:
Net assets, end of period (000 omitted)	$65,555	$60,723	$76,602	$73,468	$73,721
Portfolio turnover	37%	35%	64%	72%	63%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.22	$12.47	$10.70	$11.43	$10.84
Income From Investment Operations:
Net investment income[1]	0.10	0.12	0.16	0.16	0.14
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.43	(0.79)	2.02	(0.37)	0.53
TOTAL FROM INVESTMENT OPERATIONS	0.53	(0.67)	2.18	(0.21)	0.67
Less Distributions:
Distributions from net investment income	(0.40)	(0.58)	(0.41)	(0.52)	(0.08)
Net Asset Value, End of Period	$11.35	$11.22	$12.47	$10.70	$11.43
Total Return[2]	4.88%	(5.37)%	20.94%	(1.83)%	6.26%
Ratios to Average Net Assets:
Net expenses	1.74%	1.71%	1.69%	1.62%	1.62%
Net investment income	0.87%	1.08%	1.42%	1.44%	1.29%
Expense waiver/reimbursement[3]	0.76%	0.73%	0.72%	0.65%	0.66%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,748	$6,998	$8,897	$13,456	$8,456
Portfolio turnover	37%	35%	64%	72%	63%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.16	$12.42	$10.65	$11.38	$10.79
Income From Investment Operations:
Net investment income[1]	0.10	0.12	0.16	0.16	0.14
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	0.43	(0.79)	2.01	(0.37)	0.53
TOTAL FROM INVESTMENT OPERATIONS	0.53	(0.67)	2.17	(0.21)	0.67
Less Distributions:
Distributions from net investment income	(0.40)	(0.59)	(0.40)	(0.52)	(0.08)
Net Asset Value, End of Period	$11.29	$11.16	$12.42	$10.65	$11.38
Total Return[2]	4.90%	(5.41)%	20.93%	(1.80)%	6.29%
Ratios to Average Net Assets:
Net expenses	1.74%	1.71%	1.70%	1.62%	1.62%
Net investment income	0.87%	1.08%	1.43%	1.42%	1.30%
Expense waiver/reimbursement[3]	0.76%	0.73%	0.72%	0.66%	0.65%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,828	$14,789	$19,270	$19,855	$24,806
Portfolio turnover	37%	35%	64%	72%	63%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $1,537,210 of investment in affiliated holdings (Note 5) (identified cost $83,122,874)		$82,217,227
Cash denominated in foreign currencies (identified cost $965,046)		945,363
Income receivable		1,062,533
Unrealized appreciation on foreign exchange contracts		613,600
Receivable for shares sold		175,403
TOTAL ASSETS		85,014,126
Liabilities:
Unrealized depreciation on foreign exchange contracts	$594,376
Payable for shares redeemed	139,494
Payable for portfolio accounting fees	58,749
Payable for transfer and dividend disbursing agent fees and expenses	28,979
Payable for shareholder services fee (Note 5)	12,482
Payable for distribution services fee (Note 5)	11,688
Payable for Directors'/Trustees' fees	2,491
Accrued expenses	35,454
TOTAL LIABILITIES		883,713
Net assets for 7,257,658 shares outstanding		$84,130,413
Net Assets Consist of:
Paid-in capital		$84,660,950
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(933,935)
Accumulated net realized loss on investments, options, futures contracts and foreign currency transactions		(3,057,421)
Undistributed net investment income		3,460,819
TOTAL NET ASSETS		$84,130,413
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($65,554,822 ÷ 5,615,490 shares outstanding), $0.0001 par value, 500,000,000 shares authorized	$11.67
Offering price per share (100/95.50 of $11.67)	$12.22
Redemption proceeds per share	$11.67
Class B Shares:
Net asset value per share ($5,747,586 ÷ 506,327 shares outstanding), $0.0001 par value, 500,000,000 shares authorized	$11.35
Offering price per share	$11.35
Redemption proceeds per share (94.50/100 of $11.35)	$10.73
Class C Shares:
Net asset value per share ($12,828,006 ÷ 1,135,841 shares outstanding), $0.0001 par value, 500,000,000 shares authorized	$11.29
Offering price per share	$11.29
Redemption proceeds per share (99.00/100 of $11.29)	$11.18

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended November 30, 2011

Investment Income:
Dividends received from affiliated holdings (Note 5)			$61,874
Interest (net of foreign taxes withheld of $24,782)			2,116,303
TOTAL INCOME			2,178,177
Expenses:
Investment adviser fee (Note 5)		$629,246
Administrative fee (Note 5)		230,000
Custodian fees		21,669
Transfer and dividend disbursing agent fees and expenses		154,376
Directors'/Trustees' fees		10,581
Auditing fees		28,125
Legal fees		6,262
Portfolio accounting fees		108,986
Distribution services fee (Note 5)		309,858
Shareholder services fee (Note 5)		207,131
Account administration fee (Note 2)		1,644
Share registration costs		30,755
Printing and postage		27,878
Insurance premiums		4,120
Miscellaneous		9,897
TOTAL EXPENSES		1,780,528
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(596,903)
Waiver of administrative fee	(44,162)
Waiver of distribution services fee	(156,306)
Reimbursement of shareholder services fee	(100)
TOTAL WAIVERS AND REIMBURSEMENTS		(797,471)
Net expenses			983,057
Net investment income			1,195,120
Annual Shareholder Report

Statement of Operations — continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	$2,556,993
Net realized loss on futures contracts	(102,284)
Net realized loss on options	(260,906)
Realized gain distribution from affiliated investment company shares (Note 5)	1,288
Net change in unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency	588,040
Net realized and unrealized gain on investments, futures contracts, options and foreign currency transactions	2,783,131
Change in net assets resulting from operations	$3,978,251

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,195,120	$1,503,106
Net realized gain on investments, futures contracts, options and foreign currency transactions	2,195,091	2,135,579
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	588,040	(9,640,346)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,978,251	(6,001,661)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,526,538)	(4,102,757)
Class B Shares	(241,951)	(407,643)
Class C Shares	(517,357)	(912,061)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,285,846)	(5,422,461)
Share Transactions:
Proceeds from sale of shares	26,451,868	30,937,834
Net asset value of shares issued to shareholders in payment of distributions declared	2,270,736	4,041,731
Cost of shares redeemed	(27,794,838)	(45,814,350)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	927,766	(10,834,785)
Change in net assets	1,620,171	(22,258,907)
Net Assets:
Beginning of period	82,510,242	104,769,149
End of period (including undistributed net investment income of $3,460,819 and $3,285,159, respectively)	$84,130,413	$82,510,242

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

November 30, 2011

1. Organization

Federated International Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of one non-diversified portfolio, Federated International Bond Fund (the “Fund”). The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to obtain a total return on its assets.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Annual Shareholder Report

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or subcustodian in which the Fund holds a “securities entitlement” and exercises “control” as Annual Shareholder Report those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares and Class C Shares may bear account administration fees, distribution services fees and shareholder services fees unique to those classes. For the year ended November 30, 2011, account administration fees for the Fund were as follows:

Account Administration Fees Incurred
Class A Shares	$1,644

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund Annual Shareholder Report recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The average notional amount of short futures contracts held by the Fund throughout the period was $436,865. This is based on amounts held as of each month-end throughout the fiscal period.

At November 30, 2011, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability Annual Shareholder Report of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $1,566,544 and $1,631,463, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Option Contracts

The Fund may buy or sell put and call options to manage currency. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

Annual Shareholder Report

The average notional amount of purchased options held by the Fund throughout the period was $15,669. This is based on amounts held as of each month-end throughout the fiscal period.

At November 30, 2011, the Fund had no outstanding options contracts.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$613,600	Unrealized depreciation on foreign exchange contracts	$594,376

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Options Purchased	Forward Currency Contracts	Total
Interest rate contracts	$(102,284)	$(260,906)	$ —	$(363,190)
Foreign exchange contracts	$ —	$ —	$115,831	$115,831
TOTAL	$(102,284)	$(260,906)	$115,831	$(247,359)
Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Options Purchased	Forward Currency Contracts	Total
Interest rate contracts	$127,758	$ —	$127,758
Foreign exchange contracts	$ —	$105,878	$105,878
TOTAL	$127,758	$105,878	$233,636

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Annual Shareholder Report

3. Capital Stock

The following tables summarize capital stock activity:

Year Ended November 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,940,032	$23,150,393	2,440,175	$27,967,776
Shares issued to shareholders in payment of distributions declared	153,969	1,715,217	266,043	3,056,837
Shares redeemed	(1,745,310)	(20,483,659)	(3,420,086)	(38,371,733)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	348,691	$4,381,951	(713,868)	$(7,347,120)
Year Ended November 30	2011		2010
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	117,038	$1,355,768	146,426	$1,652,794
Shares issued to shareholders in payment of distributions declared	16,888	184,248	28,069	315,771
Shares redeemed	(251,500)	(2,880,681)	(264,311)	(2,969,090)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(117,574)	$(1,340,665)	(89,816)	$(1,000,525)
Year Ended November 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	168,115	$1,945,707	115,544	$1,317,264
Shares issued to shareholders in payment of distributions declared	34,187	371,271	59,743	669,123
Shares redeemed	(391,577)	(4,430,498)	(402,282)	(4,473,527)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(189,275)	$(2,113,520)	(226,995)	$(2,487,140)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	41,842	$927,766	(1,030,679)	$(10,834,785)

4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for foreign currency transactions, partnerships and discount accretion/premium amortization on debt securities.

Annual Shareholder Report

For the year ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$2,266,386	$(2,266,386)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$3,285,846	$5,422,461

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,460,819
Net unrealized depreciation	$(1,490,726)
Capital loss carryforwards	$(2,500,630)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for partnership investments and discount accretion/premium amortization on debt securities.

At November 30, 2011, the cost of investments for federal tax purposes was $83,660,441. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $1,443,214. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,075,837 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,519,051.

At November 30, 2011, the Fund had a capital loss carryforward of $2,500,630 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2014	$744,773
2015	$539,014
2016	$203,258
2017	$844,999
2018	$168,586

The Fund used capital loss carryforwards of $181,215 to offset taxable capital gains realized during the year ended November 30, 2011.

Annual Shareholder Report

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the Adviser voluntarily waived $596,128 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, FAS waived $44,162 of its fee. The net fee paid to FAS was 0.222% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Annual Shareholder Report

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, distribution service fees for the Fund were as follows:

	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$159,694	$(156,306)
Class B Shares	47,528	—
Class C Shares	102,636	—
TOTAL	$309,858	$(156,306)

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2011, FSC retained $11,959 of fees paid by the Fund.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2011, FSC retained $6,755 in sales charges from the sale of Class A Shares. FSC also retained $1,375 of CDSC relating to redemptions of Class B Shares and $7,199 relating to redemptions of Class C Shares.

Annual Shareholder Report

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $1,210 of Service Fees for the year ended November 30, 2011. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2011, Service Fees for the Fund were as follows:

	Service Fees Incurred	Service Fees Reimbursed
Class A Shares	$157,713	$(100)
Class B Shares	15,843	—
Class C Shares	33,575	—
TOTAL	$207,131	$(100)

For the year ended November 30, 2011, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.74% and 1.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Annual Shareholder Report

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2011, the Adviser reimbursed $775. Transactions involving the affiliated holdings during the year ended November 30, 2011, were as follows:

	Federated Prime Value Obligations Fund, Institutional Shares	Federated Project and Trade Finance Core Fund	Total of Affiliated Transactions
Balance of Shares Held 11/30/2010	—	116,771	116,771
Purchases/Additions	22,323,116	5,601	22,328,717
Sales/Reductions	22,004,735	—	22,004,735
Balance of Shares Held 11/30/2011	318,381	122,372	440,753
Value	$318,381	$1,218,829	$1,537,210
Dividend Income	$965	$62,197*	$63,162
*	Includes a capital gain distribution of $1,288.

6. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2011, were as follows:

Purchases	$30,409,050
Sales	$31,725,032

7. Concentration of Risk

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. Line of Credit

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of borrowing. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the Fund did not utilize the LOC.

Annual Shareholder Report

9. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the program was not utilized.

10. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have an impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-04 is not expected to have an impact on the Fund's financial statements and the accompanying notes.

11. Federal tax information (unaudited)

If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended November 30, 2011, the Fund derived $1,674,900 of gross income from foreign sources and paid foreign taxes of $24,782.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF Federated inTERNATIONAL series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL bond fund:

We have audited the accompanying statement of assets and liabilities of Federated International Bond Fund (the “Fund”) (the sole portfolio of Federated International Series, Inc.), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Bond Fund, the sole portfolio of Federated International Series, Inc., at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 25, 2012

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$980.70	$4.92
Class B Shares	$1,000	$976.80	$8.62
Class C Shares	$1,000	$976.60	$8.62
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.10	$5.01
Class B Shares	$1,000	$1,016.34	$8.80
Class C Shares	$1,000	$1,016.34	$8.80
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	0.99%
Class B Shares	1.74%
Class C Shares	1.74%
Annual Shareholder Report

Board of Directors and Corporation Officers

The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: March 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: January 2000	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 2000	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: March 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: March 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: January 2003	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Ihab Salib Birth Date: December 14, 1964 SENIOR VICE PRESIDENT Began serving: May 2006	Principal Occupations: Ihab Salib has been the Fund's Portfolio Manager since July 2002. He is Vice President of the Corporation. Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

FEDERATed INTERNATIONAL BOND FUND (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the periods covered by the Evaluation, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one and five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees Annual Shareholder Report and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative Annual Shareholder Report services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420G408
Cusip 31420G507
Cusip 31420G606

3010401 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $29,200

Fiscal year ended 2010 - $28,100

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $24

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $32,433 and $21,310 respectively. Fiscal year ended 2011- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2010- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2011 - $362,625

Fiscal year ended 2010 - $352,087

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Annual Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated International Series, Inc.

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2012

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012